DELAWARE GROUP® EQUITY FUNDS IV

Delaware Healthcare Fund (the “Fund”)

Supplement to the current Summary Prospectus (the “Prospectus”)

The Board of Trustees (“Trustees” or “Board”) of Delaware Group® Equity Funds IV (the “Trust”) approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to serve as sub-advisors and provide certain sub-advisory services to the Fund from time to time at the discretion of Delaware Management Company (the “Manager”).

In connection therewith, the following replaces the information in the section of the Fund's Prospectus entitled "Fund summary — What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the equity securities of healthcare companies, meaning companies that develop, produce, or distribute products or services related to the healthcare or medical industries and derive a substantial portion, that is, more than 50%, of their sales from products and services in the healthcare industry (80% policy).  These products and services include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies, and healthcare information and service providers.  The Fund invests in US and non-US companies across all market capitalizations.  The Fund may invest up to 50% of its total assets in non-US companies.  The Fund may also invest up to 25% of its total assets in companies located in emerging markets.  The Fund is a nondiversified fund.

The Fund’s investment manager, Delaware Management Company (Manager), may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager.  The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

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The following information is added into the section of the Fund’s Prospectus entitled “Fund summary -- Who manages the Fund?”:

Sub-advisors

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit- taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 30, 2019.

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